                                                EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


KNOW ALL MEN BY THESE PRESENTS:


        That the undersigned officers and directors of Northern Trust Corporation hereby severally constitute and appoint David W. Fox and Peter L. Rossiter, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names in the capacities indicated below a Registration Statement on Form S-8 relating to the sale of interests in The Northern Trust Company Thrift-Incentive Plan and shares of Common Stock of Northern Trust Corporation any and all amendments (including post-effective amendments) to such a Registration Statement and to file any of the foregoing, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any one of them, to said Registration Statement, and any and all amendments thereto, and all that said attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

        IN WITNESS WHEREOF, the undersigned have hereunto executed this Power of Attorney this 17th day of August, 1993.


         /s/ David W. Fox
- -----------------------------------
David W. Fox
Chairman of the Board, President,
Chief Executive Officer and
Director


        /s/ John H. Robinson
- ------------------------------------
John H. Robinson
Senior Vice President and Controller


         /s/ Perry R. Pero
- ------------------------------------
Perry R. Pero
Senior Executive Vice President and
Chief Financial Officer

        /s/ Worley H. Clark
- ------------------------------------
WORLEY H. CLARK
Director

       /s/ Robert S. Hamada
- ------------------------------------
ROBERT S. HAMADA
Director

       /s/ Robert A. Helman
- ------------------------------------
ROBERT A. HELMAN
Director

        /s/ Arthur L. Kelly
- ------------------------------------
ARTHUR L. KELLY
Director

          /s/ Ardis Kranik
- ------------------------------------
ARDIS KRANIK
Director

        /s/ Robert D. Krebs
- ------------------------------------
ROBERT D. KREBS
Director

      /s/ William G. Mitchell
- ------------------------------------
WILLIAM G. MITCHELL
Director

       /s/ William A. Pogue
- ------------------------------------
WILLIAM A POGUE
Director

        /s/ Harold B. Smith
- ------------------------------------
HAROLD B. SMITH
Director

     /s/ William D. Smithburg
- ------------------------------------
WILLIAM D. SMITHBURG
Director

         /s/ Bide L. Thomas
- ------------------------------------
BIDE L. THOMAS
Director

STATE OF ILLINOIS    )
                     )    SS
COUNTY OF COOK       )

          I, Victoria Antoni, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that the above-named directors and officers of Northern Trust Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that they signed and delivered the said instrument as their free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this 17th day of August, 1993.


                                             /s/ Victoria Antoni
                                            __________________________
                                                  NOTARY PUBLIC


  My Commission Expires:      7-25-95
                        -------------------

                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:


          That the undersigned directors of NORTHERN TRUST CORPORATION hereby severally constitute and appoint DAVID W. FOX and PETER L. ROSSITER, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names in the capacities indicated below a Registration Statement on Form S-8 relating to the sale of interests in The Northern Trust Company Thrift-Incentive Plan and shares of Common Stock of Northern Trust Corporation any and all amendments (including post-effective amendments) to such a Registration Statement and to file any of the foregoing, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as directors to enable Northern Trust Corporation to comply with the provisions of the Securities Act of 1933, as amended and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any one of them, to said Registration Statement, and any and all amendments thereto, and all that said attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

                                 IN WITNESS WHEREOF, the undersigned have
hereunto executed this Power of Attorney this 18th day of January, 1994.


/s/  William A. Osborn
- ----------------------------
William A. Osborn
Director


/s/  Barry G .Hastings
- ----------------------------
Barry G. Hastings
Director


/s/  John S. Sutfin
- ----------------------------
John S. Sutfin
Director

STATE OF ILLINOIS                )
                                 )SS
COUNTY OF C O O K                )



          I, Victoria Antoni, a Notary Public in and for said County, in the aforesaid State, DO HEREBY CERTIFY that the above-named directors of Northern Trust Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that they signed and delivered the said instrument as their free and voluntary act, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this 18th day of January, 1994.




                                               /s/  Victoria Antoni
                                               ----------------------------
                                                     NOTARY PUBLIC

My Commission Expires: 7/25/95
                      ---------

                                CERTIFIED COPY
                                      OF
                                  RESOLUTION
                                      OF
                          NORTHERN TRUST CORPORATION
                              BOARD OF DIRECTORS
                                AUGUST 17, 1993


          RESOLVED, that the Chairman of the Board of Directors, the President, any Senior Executive Vice President, the Treasurer and the Assistant Treasurer of this Corporation be, and each of them hereby is, authorized, in the name and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Registration Statement on Form S-8 under the Securities Act of 1933 relating to the sale pursuant to The Northern Trust Company Thrift-Incentive Plan of shares of Common Stock of Northern Trust Corporation and the Plan interests related thereto, such shares not to exceed $10,000,000 in aggregate market price as of the date used to determine the filing fee for such Registration Statement, and any amendments (including post-effective amendments) to such Registration Statement, with all exhibits and other documents in connection therewith;

          FURTHER RESOLVED that each such officer be, and he hereby is authorized and directed to take any and all actions and to do any and all things that may be necessary in connection with the execution and filing of such Registration Statement, and any amendments thereto (including post-effective amendments), together with any accompanying exhibits and documents, and which such officer deems to be in the best interests of the Corporation; and

          FURTHER RESOLVED that David W. Fox and Peter L. Rossiter, and each of them, be and they are hereby authorized and empowered, as attorneys-in-fact and agents, to execute such Registration Statement, and any amendments thereto (including post-effective amendments), together with any accompanying exhibits and documents, for and on behalf of any of the above officers of the Corporation signing such Registration Statement, and any amendments thereto (including post-effective amendments), together with any accompanying exhibits and documents, on behalf of the Corporation.

       _____________________________________________________________

       I, Victoria Antoni, do hereby certify that I am Assistant Secretary of Northern Trust Corporation, a Delaware corporation; that the above is a true and complete copy of the Resolution duly adopted at a meeting of the Board of Directors held on August 17, 1993, at which a quorum for the transaction of business was present and acted throughout.

       IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said Northern Trust Corporation this 17th day of August, 1993.


                                             /s/ Victoria Antoni
                                            __________________________
                                                 Victoria Antoni
                                               Assistant Secretary